UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21563
Eaton Vance Short Duration Diversified Income Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
April 30, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Semiannual Report April 30, 2010

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. The Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010
INVESTMENT UPDATE
Economic and Market Conditions
Payson F. Swaffield, CFA
   Co-Portfolio Manager
Scott H. Page, CFA
Co-Portfolio Manager
Catherine C. McDermott
  Co-Portfolio Manager
Mark S. Venezia, CFA
 Co-Portfolio Manager
 Susan Schiff, CFA
Co-Portfolio Manager
Christine Johnston, CFA
  Co-Portfolio Manager
•	During the six months ending April 30, 2010, the strongest returns in the global credit markets were generated by the riskier assets. The credit spread tightening that was a highlight of the prior six month period continued across virtually all fixed-income markets. The S&P/LSTA Leveraged Loan Index, a measure of the bank loan market, returned 9.57%. U.S. government agency mortgage-backed securities (MBS) also generated positive returns, with the BofA Merrill Lynch Mortgage Master Index returning 2.14%.[1]
•	Similar to the stronger returns in the riskier sectors of the U.S. bond market, most emerging market currencies posted strong performance against the U.S. dollar and the euro. Looking across the currency markets, the strongest performers were those of Eastern Europe, the Middle East, and Africa (against the euro) and those of emerging Asia (against the U.S. dollar). However, the returns of many of the developed currency markets, including the euro, underperformed the U.S. dollar for the period.
•	Despite the rally across many markets, the problems in Europe were the most notable developments during the period. The euro depreciated by approximately 10% against the U.S. dollar over the six months, as markets increasingly focused on the fiscal problems in Portugal, Italy, Greece and Spain. In addition, heightened fiscal concerns, focusing on Greece’s debt and deficit levels, were a source of consistent negative headlines throughout the period and resulted in increased volatility and significant widening in that country’s sovereign credit default swap (CDS) spreads.
•	Globally, economic data provided evidence of economic recovery, particularly in the emerging world. Regionally, Asia produced the strongest growth results, with the Euro Zone lagging. Consistent with the economic recovery, during the last few months of the period, central banks in certain emerging market and commodity-exporting countries began removing their monetary stimulus. Notably, the central banks of Australia, Norway, India, Israel, and Malaysia raised interest rates during the first quarter of 2010. In the U.S., the Federal Reserve left short-term interest rates unchanged but began unwinding various emergency programs that were designed to stabilize the financial system during the crisis.
Management Discussion
•	The Fund is a closed-end fund that trades on the New York Stock Exchange (NYSE) under the symbol “EVG.” The Fund’s investment objective is to provide a high level of current income. In pursuing its objective, the Fund’s investments have been allocated primarily to senior, secured loans, U.S. government agency MBS, and foreign obligations. During the six-month period, the Fund experienced total returns of 16.24% at market price and 7.75% at NAV.

Total Return Performance 10/31/09 — 4/30/10

NYSE Symbol		EVG

At Net Asset Value (NAV)[2]		7.75%
At Market Price[2]		16.24%
Lipper Global Income Funds Average (At NAV)[1]		9.62%

Premium/(Discount) to NAV (4/30/10)		-4.89%
Total Distributions per share		$0.540
Distribution Rate[3]	At NAV	5.86%
	At Market Price	6.16%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or Lipper Classification. The S&P/LSTA Leveraged Loan Index is an unmanaged loan market index. The BofA Merrill Lynch Mortgage Master Index is an unmanaged index of mortgage-backed securities. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund. [2] Six-month returns are cumulative. Performance results reflect the effects of leverage. [3] The Distribution Rate is based on the Fund’s last regular distribution per share (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010
INVESTMENT UPDATE
•	The Fund’s bank loan investments posted strong returns for the period. Performance in the floating-rate loan market was driven by a combination of technical and fundamental improvements, which strengthened both the supply/demand balance and the fundamental credit outlook. From a technical standpoint, robust high-yield bond issuance and improving mergers & acquisitions and initial public offering markets had the effect of reducing loan supply. High-yield bond issuance alone was responsible for $13 billion of loan repayments in the first quarter of 2010, according to Standard & Poor’s Leveraged Commentary & Data. On the demand side, there were steady inflows, as investors sought more-favorable yields and protection from the anticipated rise in short-term interest rates. From a fundamental standpoint, earnings across the bank loan universe improved and default rates continued to decline.

•	In the MBS portion of the Fund, the investment emphasis remained on seasoned, U.S. government agency MBS (seasoned MBS). Typically, the mortgages underlying seasoned MBS were originated in the 1980s and 1990s. As a result, they have generally lower loan-to-home value ratios, meaning that the underlying homeowners have more equity in their homes than the average borrower. In addition, these loans are guaranteed by government agencies. Yield spreads on seasoned MBS over U.S. Treasuries tightened by approximately 30 basis points (0.30%) during the period. Principal prepayment rates on these securities were relatively stable for the period.

•	The Fund’s foreign obligations contributed significantly to its positive performance. Each region contributed positively to the return of the Fund; the most significant contributions came from the Asian and Eastern European regions.

•	The Fund’s performance in Eastern Europe was primarily driven by positions in Poland and Turkey. Despite the problems in Europe, these two countries remain fundamentally strong. Poland, in particular, registered the only positive growth in the region in 2009. Reflecting this economic performance, the Polish zloty appreciated during the period from its undervalued levels in the prior six months. This currency position, among others, also benefited from being cross-hedged with a short euro position.

•	The other stand-out region in the Fund was Asia. The emerging Asian economies produced strong growth during the period, particularly in comparison to the U.S. and Europe. In combination with significant inflows into equity markets, this economic performance resulted in the appreciation of many non-Japan Asian currencies. Fund positions in India, Indonesia, South Korea, and Malaysia all benefited from this currency rally.

•	The largest source of negative performance for the Fund during the period was a short South African rand position. Despite its endowment with natural resources, management remained concerned about the country’s fundamentals and maintained a short currency position in this country. Overall, the performance across the entire African region was a positive for the Fund, as improving fundamentals in Egypt, Ghana, and Zambia resulted in a strengthening of their currencies, which benefited the Fund’s long exposures.

•	The Fund’s duration was reduced to 1.66 years as of April 30, 2010, from 1.89 years as of October 31, 2009. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates. A shorter duration instrument normally has less exposure to interest rate risk than longer duration instruments.

•	The Fund employs leverage through the use of derivative instruments and borrowings. As of April 30, 2010, the Fund’s leverage was comprised of approximately 16% through borrowings and 32% through derivative investments. Use of leverage creates an opportunity for increased total return but, at the same time, creates special risks (including the likelihood of greater volatility of net asset and market price).

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010
FUND PERFORMANCE
Performance1

NYSE Symbol	EVG

Average Annual Total Returns (at market price, NYSE)
Six Months	16.24%
One Year	41.66
Five Years	7.83
Life of Fund (2/28/05)	6.48

Average Annual Total Returns (at net asset value)
Six Months	7.75%
One Year	27.06
Five Years	7.91
Life of Fund (2/28/05)	7.52

[1]	Six-month returns are cumulative. Other returns are presented on an average annual basis. Performance results reflect the effects of leverage.
Fund Composition
Fund Allocations2
By total leveraged assets

[2]	Fund Allocations are as of 4/30/10 and are shown as a percentage of the Fund’s total leveraged assets. Total leveraged assets include all assets of the Fund (including those acquired with financial leverage), the notional value of long and short forward foreign currency contracts and other foreign obligations derivatives held by the Fund. Fund Allocations as a percentage of the Fund’s net assets amounted to 194.1% as of 4/30/10. Fund Allocations are subject to change due to active management. Please refer to the definition of total leveraged assets within the Notes to Financial Statements included herein.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited)

Senior Floating-Rate Interests — 47.3%(1)

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Aerospace and Defense — 1.2%

ACTS Aero Technical Support & Service, Inc.
	12	Term Loan, 11.25%, Maturing March 12, 2013	$12,562
	31	Term Loan - Second Lien, 10.75%, Maturing March 12, 2015 (2)	31,472
DAE Aviation Holdings, Inc.
	112	Term Loan, 4.09%, Maturing July 31, 2014	107,168
	115	Term Loan, 4.09%, Maturing July 31, 2014	110,106
Evergreen International Aviation
	247	Term Loan, 10.50%, Maturing October 31, 2011(2)	232,640
Hawker Beechcraft Acquisition
	1,852	Term Loan, 2.28%, Maturing March 26, 2014	1,594,478
	110	Term Loan, 2.29%, Maturing March 26, 2014	94,834
Hexcel Corp.
	383	Term Loan, 6.50%, Maturing May 21, 2014	385,908
TransDigm, Inc.
	1,000	Term Loan, 2.28%, Maturing June 23, 2013	987,083
Vought Aircraft Industries, Inc.
	121	Term Loan, 7.50%, Maturing December 17, 2011	121,591
	363	Term Loan, 7.50%, Maturing December 17, 2011	363,866

			$4,041,708

Air Transport — 0.2%

Delta Air Lines, Inc.
	495	Term Loan, 2.30%, Maturing April 30, 2012	$484,691
	340	Term Loan - Second Lien, 3.55%, Maturing April 30, 2014	319,357

			$804,048

Automotive — 2.4%

Accuride Corp.
	536	Term Loan, 9.75%, Maturing June 30, 2013	$538,584
Adesa, Inc.
	721	Term Loan, 3.03%, Maturing October 18, 2013	708,487
Allison Transmission, Inc.
	787	Term Loan, 3.01%, Maturing August 7, 2014	754,476
Dayco Products, LLC
EUR	103	Term Loan, 7.00%, Maturing November 13, 2014	130,071
	118	Term Loan, 10.50%, Maturing November 13, 2014	117,640
	17	Term Loan, 12.50%, Maturing November 13, 2014(2)	16,015
Federal-Mogul Corp.
	290	Term Loan, 2.19%, Maturing December 27, 2014	265,811
	224	Term Loan, 2.20%, Maturing December 27, 2015	205,790
Ford Motor Co.
	481	Term Loan, 3.28%, Maturing December 16, 2013	465,598
Goodyear Tire & Rubber Co.
	3,175	Term Loan - Second Lien, 2.24%, Maturing April 30, 2014	3,041,650
HHI Holdings, LLC
	500	Term Loan, 10.50%, Maturing March 30, 2015	508,282
Keystone Automotive Operations, Inc.
	235	Term Loan, 3.78%, Maturing January 12, 2012	205,357
LKQ Corp.
	227	Term Loan, 2.50%, Maturing October 12, 2014	225,367
TriMas Corp.
	1,070	Term Loan, 6.00%, Maturing August 2, 2011	1,054,258
	294	Term Loan, 6.00%, Maturing December 15, 2015	289,613

			$8,526,999

Building and Development — 0.8%

Brickman Group Holdings, Inc.
	584	Term Loan, 2.29%, Maturing January 23, 2014	$571,937
Building Materials Corp. of America
	387	Term Loan, 3.06%, Maturing February 22, 2014	382,837
Epco/Fantome, LLC
	420	Term Loan, 2.89%, Maturing November 23, 2010	403,200
Mueller Water Products, Inc.
	208	Term Loan, 5.33%, Maturing May 23, 2014	209,009
Panolam Industries Holdings, Inc.
	134	Term Loan, 8.25%, Maturing December 31, 2013	124,978
Re/Max International, Inc.
	450	Term Loan, 5.50%, Maturing April 16, 2016	451,125
Realogy Corp.
	545	Term Loan, 3.29%, Maturing October 10, 2013	495,045
	147	Term Loan, 3.38%, Maturing October 10, 2013	133,281

			$2,771,412

Business Equipment and Services — 4.9%

Activant Solutions, Inc.
	469	Term Loan, 2.31%, Maturing May 1, 2013	$449,599
Acxiom Corp.
	428	Term Loan, 3.32%, Maturing March 15, 2015	426,682
Advantage Sales & Marketing, Inc.
	886	Term Loan, 2.26%, Maturing March 29, 2013	886,462
Affinion Group, Inc.
	850	Term Loan, 5.00%, Maturing October 8, 2016	845,750
Allied Barton Security Services
	197	Term Loan, 6.75%, Maturing February 21, 2015	198,377

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Business Equipment and Services (continued)

Dealer Computer Services, Inc.
	450	Term Loan, Maturing April 16, 2017(3)	$450,000
Education Management, LLC
	1,404	Term Loan, 2.06%, Maturing June 1, 2013	1,376,196
First American Corp.
	250	Term Loan, 4.75%, Maturing April 9, 2016	251,797
Info USA, Inc.
	80	Term Loan, 2.05%, Maturing February 14, 2012	79,480
Intergraph Corp.
	921	Term Loan, 4.50%, Maturing May 29, 2014	918,999
Mitchell International, Inc.
	189	Term Loan, 2.31%, Maturing March 28, 2014	178,972
NE Customer Service
	425	Term Loan, 6.00%, Maturing March 5, 2016	423,893
Protection One, Inc.
	145	Term Loan, 2.53%, Maturing March 31, 2012	145,281
	821	Term Loan, 6.25%, Maturing March 31, 2014	823,365
Quintiles Transnational Corp.
	881	Term Loan, 2.30%, Maturing March 31, 2013	867,028
Sabre, Inc.
	1,352	Term Loan, 2.30%, Maturing September 30, 2014	1,288,362
Serena Software, Inc.
	1,185	Term Loan, 2.25%, Maturing March 10, 2013	1,148,463
Sitel (Client Logic)
	165	Term Loan, 5.79%, Maturing January 29, 2014	163,680
SunGard Data Systems, Inc.
	81	Term Loan, 2.00%, Maturing February 28, 2014	78,889
	2,300	Term Loan, 3.88%, Maturing February 28, 2016	2,290,696
Ticketmaster
	943	Term Loan, 7.00%, Maturing July 22, 2014	952,581
Travelport, LLC
EUR	526	Term Loan, 3.14%, Maturing August 23, 2013	679,652
Valassis Communications, Inc.
	107	Term Loan, 2.25%, Maturing March 2, 2014	106,716
	476	Term Loan, 2.25%, Maturing March 2, 2014	473,385
West Corp.
	679	Term Loan, 2.64%, Maturing October 24, 2013	663,385
	986	Term Loan, 4.14%, Maturing July 15, 2016	982,752

			$17,150,442

Cable and Satellite Television — 3.9%

Cequel Communications, LLC
	377	Term Loan, 6.29%, Maturing May 5, 2014(2)	$381,941
	475	Term Loan - Second Lien, 4.75%, Maturing May 5, 2014	476,900
Charter Communications Operating, Inc.
	1,947	Term Loan, 2.30%, Maturing March 6, 2014	1,851,017
CSC Holdings, Inc.
	1,469	Term Loan, 2.00%, Maturing March 29, 2016	1,466,370
CW Media Holdings, Inc.
	1,121	Term Loan, 3.29%, Maturing February 15, 2015	1,066,657
Insight Midwest Holdings, LLC
	1,029	Term Loan, 2.27%, Maturing April 6, 2014	1,007,984
Kabel Deutschland GmbH
EUR	1,000	Term Loan, 2.66%, Maturing March 31, 2014	1,308,705
MCC Iowa, LLC
	1,959	Term Loan, 2.01%, Maturing January 31, 2015	1,889,442
ProSiebenSat.1 Media AG
EUR	9	Term Loan, 2.54%, Maturing June 26, 2015	11,499
EUR	232	Term Loan, 2.54%, Maturing June 26, 2015	283,324
EUR	62	Term Loan, 3.34%, Maturing March 2, 2015	66,306
EUR	62	Term Loan, 3.59%, Maturing March 2, 2016	66,306
UPC Broadband Holding B.V.
EUR	1,394	Term Loan, 4.15%, Maturing December 31, 2016	1,772,102
EUR	1,006	Term Loan, 4.99%, Maturing December 31, 2017	1,291,893
YPSO Holding SA
EUR	96	Term Loan, 4.16%, Maturing July 28, 2014(2)	108,710
EUR	157	Term Loan, 4.16%, Maturing July 28, 2014(2)	177,369
EUR	249	Term Loan, 4.16%, Maturing July 28, 2014(2)	281,692

			$13,508,217

Chemicals and Plastics — 2.9%

Celanese Holdings, LLC
	1,473	Term Loan, 2.04%, Maturing April 2, 2014	$1,446,646
Cognis GmbH
	400	Term Loan, 2.26%, Maturing September 15, 2013	392,667
Huntsman International, LLC
	2,249	Term Loan, 2.06%, Maturing August 16, 2012	2,169,937
INEOS Group
	1,205	Term Loan, 8.00%, Maturing December 14, 2014	1,205,865
	1,205	Term Loan, 9.50%, Maturing December 14, 2013	1,205,865
Kraton Polymers, LLC
	426	Term Loan, 2.31%, Maturing May 12, 2013	411,422
MacDermid, Inc.
EUR	346	Term Loan, 2.62%, Maturing April 12, 2014	422,006
Millenium Inorganic Chemicals
	300	Term Loan - Second Lien, 6.04%, Maturing October 31, 2014	280,750
Rockwood Specialties Group, Inc.
EUR	1,411	Term Loan, 6.25%, Maturing May 15, 2014	1,871,299

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Chemicals and Plastics (continued)

Solutia, Inc.
	650	Term Loan, 4.75%, Maturing March 12, 2017	$655,349

			$10,061,806

Conglomerates — 1.7%

Doncasters (Dunde HoldCo 4 Ltd.)
	114	Term Loan, 4.27%, Maturing July 13, 2015	$101,919
	114	Term Loan, 4.77%, Maturing July 13, 2015	101,919
GBP	250	Term Loan - Second Lien, 6.56%, Maturing January 13, 2016	286,885
Jarden Corp.
	101	Term Loan, 2.04%, Maturing January 24, 2012	100,915
	501	Term Loan, 2.04%, Maturing January 24, 2012	499,125
	248	Term Loan, 2.79%, Maturing January 24, 2012	247,845
Manitowoc Company, Inc. (The)
	174	Term Loan, 7.50%, Maturing November 6, 2014	174,259
Polymer Group, Inc.
	1,008	Term Loan, 7.00%, Maturing November 22, 2014	1,016,776
RBS Global, Inc.
	2,000	Term Loan, 2.81%, Maturing July 19, 2013	1,957,500
RGIS Holdings, LLC
	38	Term Loan, 2.79%, Maturing April 30, 2014	36,231
	764	Term Loan, 2.79%, Maturing April 30, 2014	724,622
US Investigations Services, Inc.
	512	Term Loan, 3.27%, Maturing February 21, 2015	478,572
Vertrue, Inc.
	237	Term Loan, 3.30%, Maturing August 16, 2014	201,700

			$5,928,268

Containers and Glass Products — 1.2%

Berry Plastics Corp.
	530	Term Loan, 2.26%, Maturing April 3, 2015	$496,353
Consolidated Container Co.
	297	Term Loan, 2.50%, Maturing March 28, 2014	281,807
Crown Americas, Inc.
EUR	960	Term Loan, 2.15%, Maturing November 15, 2012	1,246,237
Graham Packaging Holdings Co.
	82	Term Loan, 2.50%, Maturing October 7, 2011	81,770
	777	Term Loan, 6.75%, Maturing April 5, 2014	784,333
Smurfit-Stone Container Corp.
	595	Revolving Loan, 2.90%, Maturing July 28, 2010	597,999
	198	Revolving Loan, 3.05%, Maturing July 28, 2010	198,814
	78	Term Loan, 2.50%, Maturing November 1, 2011	77,446
	136	Term Loan, 2.50%, Maturing November 1, 2011	135,561
	257	Term Loan, 2.50%, Maturing November 1, 2011	256,154
	120	Term Loan, 4.50%, Maturing November 1, 2011	119,120

			$4,275,594

Cosmetics / Toiletries — 0.2%

Bausch & Lomb, Inc.
	114	Term Loan, 3.54%, Maturing April 30, 2015	$111,944
	471	Term Loan, 3.54%, Maturing April 30, 2015	461,586
Prestige Brands, Inc.
	250	Term Loan, 4.75%, Maturing March 17, 2016	252,500

			$826,030

Drugs — 0.0%

Pharmaceutical Holdings Corp.
	51	Term Loan, 3.53%, Maturing January 30, 2012	$50,577

			$50,577

Ecological Services and Equipment — 0.4%

Big Dumpster Merger Sub, Inc.
	92	Term Loan, 2.53%, Maturing February 5, 2013	$73,292
Blue Waste B.V. (AVR Acquisition)
EUR	500	Term Loan, 2.66%, Maturing April 1, 2015	631,606
Sensus Metering Systems, Inc.
	350	Term Loan, 7.00%, Maturing June 3, 2013	350,499
Wastequip, Inc.
	377	Term Loan, 2.53%, Maturing February 5, 2013	301,519

			$1,356,916

Electronics / Electrical — 1.8%

Aspect Software, Inc.
	306	Term Loan, 3.31%, Maturing July 11, 2011	$304,547
	500	Term Loan - Second Lien, 7.31%, Maturing July 11, 2013	495,729
Freescale Semiconductor, Inc.
	951	Term Loan, 4.50%, Maturing December 1, 2016	915,708
Infor Enterprise Solutions Holdings
	250	Term Loan, 5.77%, Maturing March 2, 2014	207,500
	729	Term Loan, 6.03%, Maturing December 1, 2013	708,298
	380	Term Loan, 6.03%, Maturing July 28, 2015	369,071
	92	Term Loan - Second Lien, 6.52%, Maturing March 2, 2014	74,479
	158	Term Loan - Second Lien, 6.52%, Maturing March 2, 2014	131,813

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Electronics / Electrical (continued)

Network Solutions, LLC
	561	Term Loan, 2.55%, Maturing March 7, 2014	$536,431
Open Solutions, Inc.
	315	Term Loan, 2.45%, Maturing January 23, 2014	284,959
Sensata Technologies Finance Co.
	970	Term Loan, 2.08%, Maturing April 27, 2013	938,054
Spectrum Brands, Inc.
	16	Term Loan, 8.00%, Maturing March 30, 2013	16,490
	323	Term Loan, 8.00%, Maturing March 30, 2013	322,670
SS&C Technologies, Inc.
	340	Term Loan, 2.29%, Maturing November 23, 2012	337,853
Vertafore, Inc.
	480	Term Loan, 5.50%, Maturing July 31, 2014	467,131
	275	Term Loan - Second Lien, 6.25%, Maturing January 31, 2013	258,500

			$6,369,233

Equipment Leasing — 0.1%

AWAS Capital, Inc.
	476	Term Loan - Second Lien, 6.31%, Maturing March 22, 2013	$398,700

			$398,700

Farming / Agriculture — 0.2%

CF Industries, Inc.
	550	Term Loan, 5.75%, Maturing April 16, 2015	$554,262

			$554,262

Financial Intermediaries — 0.6%

Citco III, Ltd.
	707	Term Loan, 4.43%, Maturing June 30, 2014	$685,588
Jupiter Asset Management Group
GBP	213	Term Loan, 2.71%, Maturing June 30, 2015	311,349
LPL Holdings, Inc.
	489	Term Loan, 2.04%, Maturing December 18, 2014	476,754
Nuveen Investments, Inc.
	500	Term Loan, 3.32%, Maturing November 2, 2014	458,515

			$1,932,206

Food Products — 0.7%

Acosta, Inc.
	602	Term Loan, 2.53%, Maturing July 28, 2013	$594,544
American Seafoods Group, LLC
	537	Term Loan, 4.02%, Maturing September 30, 2011	488,339
Michael Foods, Inc.
	183	Term Loan, 6.50%, Maturing April 30, 2014	184,929
Pinnacle Foods Finance, LLC
	1,031	Term Loan, 3.00%, Maturing April 2, 2014	1,006,107

			$2,273,919

Food Service — 1.4%

Aramark Corp.
	43	Term Loan, 2.17%, Maturing January 27, 2014	$41,969
	648	Term Loan, 2.17%, Maturing January 27, 2014	638,170
GBP	532	Term Loan, 2.77%, Maturing January 27, 2014	781,611
	77	Term Loan, 3.54%, Maturing July 26, 2016	76,481
	1,168	Term Loan, 3.54%, Maturing July 26, 2016	1,162,943
Buffets, Inc.
	300	Term Loan, Maturing April 21, 2015(3)	296,531
	2	Term Loan, 7.39%, Maturing April 22, 2015	2,168
	29	Term Loan, 7.44%, Maturing November 1, 2013	28,753
Denny’s, Inc.
	30	Term Loan, 2.24%, Maturing March 31, 2012	29,775
	75	Term Loan, 2.29%, Maturing March 31, 2012	74,437
JRD Holdings, Inc.
	592	Term Loan, 2.51%, Maturing June 26, 2014	580,418
OSI Restaurant Partners, LLC
	19	Term Loan, 2.54%, Maturing May 9, 2013	17,077
	195	Term Loan, 2.63%, Maturing May 9, 2014	177,451
QCE Finance, LLC
	275	Term Loan - Second Lien, 6.04%, Maturing November 5, 2013	204,600
Selecta
EUR	741	Term Loan, 3.37%, Maturing June 28, 2015	847,116

			$4,959,500

Food / Drug Retailers — 1.2%

General Nutrition Centers, Inc.
	767	Term Loan, 2.54%, Maturing September 16, 2013	$747,368
Rite Aid Corp.
	987	Term Loan, 2.01%, Maturing June 1, 2014	916,348
	1,481	Term Loan, 6.00%, Maturing June 4, 2014	1,465,862
Roundy’s Supermarkets, Inc.
	1,156	Term Loan, 6.25%, Maturing November 3, 2013	1,166,731

			$4,296,309

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Forest Products — 0.6%

Georgia-Pacific Corp.
	1,636	Term Loan, 2.33%, Maturing December 20, 2012	$1,628,845
	424	Term Loan, 3.53%, Maturing December 23, 2014	425,220

			$2,054,065

Health Care — 4.7%

American Medical Systems
	95	Term Loan, 2.50%, Maturing July 20, 2012	$93,896
Aveta, Inc.
	300	Term Loan, 7.50%, Maturing April 14, 2015	295,500
Biomet, Inc.
	756	Term Loan, 3.28%, Maturing December 26, 2014	746,390
EUR	341	Term Loan, 3.50%, Maturing December 26, 2014	445,757
Cardinal Health 409, Inc.
	413	Term Loan, 2.51%, Maturing January 30, 2012	394,197
Carestream Health, Inc.
	812	Term Loan, 2.27%, Maturing April 30, 2013	791,425
Carl Zeiss Vision Holding GmbH
	400	Term Loan, 2.77%, Maturing March 23, 2015	337,000
Community Health Systems, Inc.
	105	Term Loan, 2.50%, Maturing July 25, 2014	101,775
	2,041	Term Loan, 2.50%, Maturing July 25, 2014	1,986,789
Concentra, Inc.
	477	Term Loan, 2.55%, Maturing June 25, 2014	459,916
Dako EQT Project Delphi
	250	Term Loan - Second Lien, 4.04%, Maturing December 12, 2016	181,250
DJO Finance, LLC
	176	Term Loan, 3.27%, Maturing May 15, 2014	171,784
Fenwal, Inc.
	423	Term Loan, 2.50%, Maturing February 28, 2014	375,382
	72	Term Loan, 2.50%, Maturing February 28, 2014	64,337
HCA, Inc.
	455	Term Loan, 2.54%, Maturing November 18, 2013	443,372
	1,091	Term Loan, 3.54%, Maturing March 31, 2017	1,085,505
Health Management Association, Inc.
	1,022	Term Loan, 2.04%, Maturing February 28, 2014	991,553
HealthSouth Corp.
	262	Term Loan, 2.51%, Maturing March 10, 2013	258,194
	216	Term Loan, 4.01%, Maturing September 10, 2015	216,057
IM U.S. Holdings, LLC
	810	Term Loan, 2.27%, Maturing June 26, 2014	796,964
MultiPlan Merger Corp.
	393	Term Loan, 3.56%, Maturing April 12, 2013	386,730
Mylan, Inc.
	990	Term Loan, 3.56%, Maturing October 2, 2014	990,031
National Mentor Holdings, Inc.
	17	Term Loan, 2.30%, Maturing June 29, 2013	15,512
	273	Term Loan, 2.30%, Maturing June 29, 2013	251,682
Nyco Holdings
EUR	305	Term Loan, 2.89%, Maturing December 29, 2014	383,792
EUR	305	Term Loan, 3.64%, Maturing December 29, 2015	383,792
P&F Capital S.A.R.L.
EUR	63	Term Loan, 3.25%, Maturing February 21, 2014	83,833
EUR	98	Term Loan, 3.25%, Maturing February 21, 2014	129,544
EUR	122	Term Loan, 3.25%, Maturing February 21, 2014	161,477
EUR	204	Term Loan, 3.25%, Maturing February 21, 2014	269,737
EUR	34	Term Loan, 4.00%, Maturing February 21, 2015	45,269
EUR	71	Term Loan, 4.00%, Maturing February 21, 2015	93,976
EUR	92	Term Loan, 4.00%, Maturing February 21, 2015	121,813
EUR	290	Term Loan, 4.00%, Maturing February 21, 2015	382,885
RadNet Management, Inc.
	250	Term Loan, 5.75%, Maturing April 6, 2016	250,260
ReAble Therapeutics Finance, LLC
	430	Term Loan, 2.30%, Maturing November 16, 2013	422,490
Select Medical Holdings Corp.
	363	Term Loan, 4.00%, Maturing August 5, 2014	356,797
	372	Term Loan, 4.00%, Maturing August 5, 2014	366,080
VWR International, Inc.
	931	Term Loan, 2.77%, Maturing June 28, 2013	889,724

			$16,222,467

Home Furnishings — 0.4%

Interline Brands, Inc.
	72	Term Loan, 2.01%, Maturing June 23, 2013	$67,793
	264	Term Loan, 2.04%, Maturing June 23, 2013	249,038
National Bedding Co., LLC
	987	Term Loan, 2.31%, Maturing August 31, 2011	961,947
Oreck Corp.
	85	Term Loan, 3.80%, Maturing March 19, 2016(4)	84,654

			$1,363,432

Industrial Equipment — 1.5%

Brand Energy and Infrastructure Services, Inc.
	184	Term Loan, 3.56%, Maturing February 7, 2014	$180,358
CEVA Group PLC U.S.
	261	Term Loan, 3.26%, Maturing January 4, 2014	237,546
	746	Term Loan, 3.26%, Maturing January 4, 2014	679,018
	262	Term Loan, 3.29%, Maturing January 4, 2014	238,524
EPD Holdings, (Goodyear Engineering Products)
	86	Term Loan, 2.76%, Maturing July 13, 2014	76,836

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*
(000’s omitted)	Borrower/Tranche Description	Value

Industrial Equipment (continued)

EPD Holdings, (Goodyear Engineering Products) (continued)
597	Term Loan, 2.76%, Maturing July 13, 2014	$536,473
200	Term Loan - Second Lien, 6.01%, Maturing July 13, 2015	169,167
Generac Acquisition Corp.
292	Term Loan, 2.79%, Maturing November 7, 2013	276,079
Gleason Corp.
195	Term Loan, 2.02%, Maturing June 30, 2013	192,058
John Maneely Co.
1,221	Term Loan, 3.55%, Maturing December 8, 2013	1,177,393
Polypore, Inc.
808	Term Loan, 2.53%, Maturing July 3, 2014	789,679
Sequa Corp.
397	Term Loan, 3.55%, Maturing December 3, 2014	370,292
TFS Acquisition Corp.
225	Term Loan, 14.00%, Maturing August 11, 2013(2)	218,849

		$5,142,272

Insurance — 1.0%

Alliant Holdings I, Inc.
499	Term Loan, 3.29%, Maturing August 21, 2014	$478,149
CCC Information Services Group, Inc.
558	Term Loan, 2.53%, Maturing February 10, 2013	548,876
Conseco, Inc.
595	Term Loan, 7.50%, Maturing October 10, 2013	581,034
Crawford & Company
332	Term Loan, 5.25%, Maturing October 31, 2013	330,707
Crump Group, Inc.
203	Term Loan, 3.28%, Maturing August 4, 2014	192,296
Hub International Holdings, Inc.
129	Term Loan, 2.79%, Maturing June 13, 2014	122,811
576	Term Loan, 2.79%, Maturing June 13, 2014	546,366
U.S.I. Holdings Corp.
712	Term Loan, 3.05%, Maturing May 4, 2014	665,266

		$3,465,505

Leisure Goods / Activities / Movies — 2.5%

AMC Entertainment, Inc.
1,959	Term Loan, 2.01%, Maturing January 26, 2013	$1,916,377
Bombardier Recreational Products
524	Term Loan, 3.25%, Maturing June 28, 2013	465,314
Cedar Fair, L.P.
500	Term Loan, Maturing February 17, 2014(3)	500,000
Cinemark, Inc.
987	Term Loan, 3.54%, Maturing April 29, 2016	988,648
Metro-Goldwyn-Mayer Holdings, Inc.
1,095	Term Loan, 0.00%, Maturing April 8, 2012(5)	508,623
National CineMedia, LLC
725	Term Loan, 2.01%, Maturing February 13, 2015	708,506
Regal Cinemas Corp.
1,507	Term Loan, 3.79%, Maturing November 10, 2010	1,510,553
Revolution Studios Distribution Co., LLC
284	Term Loan, 4.03%, Maturing December 21, 2014	261,030
225	Term Loan - Second Lien, 7.28%, Maturing June 21, 2015	157,500
Six Flags Theme Parks, Inc.
625	Term Loan, Maturing February 17, 2016(3)	618,750
Universal City Development Partners, Ltd.
673	Term Loan, 5.50%, Maturing November 6, 2014	677,936
Zuffa, LLC
486	Term Loan, 2.31%, Maturing June 20, 2016	471,511

		$8,784,748

Lodging and Casinos — 1.4%

Harrah’s Operating Co., Inc.
403	Term Loan, 3.32%, Maturing January 28, 2015	$355,884
1,584	Term Loan, 3.32%, Maturing January 28, 2015	1,392,459
Herbst Gaming, Inc.
976	Term Loan, 0.00%, Maturing December 2, 2011(5)	617,882
Isle of Capri Casinos, Inc.
161	Term Loan, 5.00%, Maturing November 30, 2013	158,019
214	Term Loan, 5.00%, Maturing November 30, 2013	209,611
535	Term Loan, 5.00%, Maturing November 30, 2013	524,026
New World Gaming Partners, Ltd.
58	Term Loan, 4.79%, Maturing June 30, 2014	56,107
287	Term Loan, 4.80%, Maturing June 30, 2014	277,011
Venetian Casino Resort/Las Vegas Sands, Inc.
165	Term Loan, 2.05%, Maturing May 14, 2014	156,405
817	Term Loan, 2.05%, Maturing May 23, 2014	774,067
VML US Finance, LLC
111	Term Loan, 4.80%, Maturing May 25, 2012	109,550
222	Term Loan, 4.80%, Maturing May 25, 2013	219,099

		$4,850,120

Nonferrous Metals / Minerals — 0.4%

Noranda Aluminum Acquisition
1,352	Term Loan, 2.27%, Maturing May 18, 2014	$1,332,086

		$1,332,086

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Oil and Gas — 1.0%

Citgo Petroleum Corp.
	987	Term Loan, 5.25%, Maturing November 15, 2012	$984,023
Dresser, Inc.
	300	Term Loan - Second Lien, 6.00%, Maturing May 4, 2015	291,900
Dynegy Holdings, Inc.
	74	Term Loan, 4.03%, Maturing April 2, 2013	73,101
	925	Term Loan, 4.03%, Maturing April 2, 2013	910,415
Enterprise GP Holdings, L.P.
	294	Term Loan, 2.53%, Maturing October 31, 2014	292,346
Hercules Offshore, Inc.
	540	Term Loan, 6.00%, Maturing July 11, 2013	525,765
Sheridan Production Partners I, LLC
	25	Term Loan, 7.75%, Maturing April 20, 2017	25,009
	41	Term Loan, 7.75%, Maturing April 20, 2017	40,944
	309	Term Loan, 7.75%, Maturing April 20, 2017	308,989

			$3,452,492

Publishing — 2.3%

American Media Operations, Inc.
	973	Term Loan, 10.00%, Maturing January 31, 2013(2)	$945,194
GateHouse Media Operating, Inc.
	310	Term Loan, 2.26%, Maturing August 28, 2014	153,557
	738	Term Loan, 2.28%, Maturing August 28, 2014	365,100
Getty Images, Inc.
	1,307	Term Loan, 6.25%, Maturing July 2, 2015	1,311,447
Laureate Education, Inc.
	59	Term Loan, 3.57%, Maturing August 17, 2014	54,831
	391	Term Loan, 3.57%, Maturing August 17, 2014	366,322
MediaNews Group, Inc.
	51	Term Loan, 8.50%, Maturing March 19, 2014	48,074
Mediannuaire Holding
EUR	234	Term Loan, 2.90%, Maturing October 10, 2014	248,615
EUR	234	Term Loan, 3.40%, Maturing October 10, 2015	248,546
Nielsen Finance, LLC
	1,669	Term Loan, 2.25%, Maturing August 9, 2013	1,630,840
Philadelphia Newspapers, LLC
	212	Term Loan, 0.00%, Maturing June 29, 2013(5)	60,009
SGS International, Inc.
	423	Term Loan, 2.88%, Maturing December 30, 2011	409,455
TL Acquisitions, Inc.
	490	Term Loan, 2.79%, Maturing July 5, 2014	439,368
Tribune Co.
	179	Term Loan, 0.00%, Maturing June 4, 2010(5)	117,936
	790	Term Loan, 0.00%, Maturing May 17, 2014(5)	531,557
Xsys, Inc.
EUR	793	Term Loan, 2.91%, Maturing September 27, 2014	1,000,041

			$7,930,892

Radio and Television — 1.1%

Block Communications, Inc.
	263	Term Loan, 2.29%, Maturing December 22, 2011	$249,160
CMP KC, LLC
	478	Term Loan, 6.25%, Maturing May 5, 2013(4)	137,213
Mission Broadcasting, Inc.
	127	Term Loan, 5.00%, Maturing September 30, 2016	127,384
NEP II, Inc.
	164	Term Loan, 2.35%, Maturing February 16, 2014	159,141
Nexstar Broadcasting, Inc.
	198	Term Loan, 5.00%, Maturing September 30, 2016	199,241
SFX Entertainment
	279	Term Loan, 3.53%, Maturing June 21, 2013	276,420
Tyrol Acquisition 2 SAS
EUR	250	Term Loan, 2.41%, Maturing January 19, 2015	297,848
EUR	250	Term Loan, 2.66%, Maturing January 19, 2016	297,848
Univision Communications, Inc.
	1,525	Term Loan, 2.54%, Maturing September 29, 2014	1,393,088
Weather Channel
	271	Term Loan, 5.00%, Maturing September 14, 2015	273,625
Young Broadcasting, Inc.
	486	Term Loan, 0.00%, Maturing November 3, 2012(5)	465,584

			$3,876,552

Retailers (Except Food and Drug) — 0.8%

American Achievement Corp.
	98	Term Loan, 6.26%, Maturing March 25, 2011	$92,952
Harbor Freight Tools USA, Inc.
	485	Term Loan, 5.00%, Maturing February 24, 2016	486,434
Josten’s Corp.
	375	Term Loan, 2.25%, Maturing October 4, 2011	372,936
Neiman Marcus Group, Inc.
	202	Term Loan, 2.25%, Maturing April 5, 2013	194,303
Orbitz Worldwide, Inc.
	296	Term Loan, 3.28%, Maturing July 25, 2014	286,925
Oriental Trading Co., Inc.
	300	Term Loan - Second Lien, 6.26%, Maturing January 31, 2013	79,500
Rent-A-Center, Inc.
	12	Term Loan, 2.01%, Maturing November 15, 2012	12,051
	220	Term Loan, 3.26%, Maturing May 31, 2015	219,478

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Retailers (Except Food and Drug) (continued)

Rover Acquisition Corp.
	411	Term Loan, 2.53%, Maturing October 26, 2013	$405,469
Savers, Inc.
	300	Term Loan, 5.75%, Maturing March 11, 2016	301,875
Yankee Candle Company, Inc. (The)
	337	Term Loan, 2.28%, Maturing February 6, 2014	331,288

			$2,783,211

Steel — 0.1%

Niagara Corp.
	204	Term Loan, 10.50%, Maturing June 27, 2014(4)	$204,212

			$204,212

Surface Transport — 0.1%

Swift Transportation Co., Inc.
	491	Term Loan, 6.31%, Maturing May 10, 2014	$478,830

			$478,830

Telecommunications — 2.2%

Asurion Corp.
	423	Term Loan, 3.25%, Maturing July 13, 2012	$418,675
	250	Term Loan - Second Lien, 6.75%, Maturing January 13, 2013	248,000
BCM Luxembourg, Ltd.
EUR	368	Term Loan, 2.28%, Maturing September 30, 2014	438,664
EUR	369	Term Loan, 2.53%, Maturing September 30, 2015	438,727
EUR	500	Term Loan - Second Lien, 4.66%, Maturing March 31, 2016	568,270
CommScope, Inc.
	279	Term Loan, 2.79%, Maturing November 19, 2014	277,738
Crown Castle Operating Co.
	495	Term Loan, 1.77%, Maturing March 6, 2014	486,237
Intelsat Corp.
	719	Term Loan, 2.79%, Maturing January 3, 2014	705,954
	719	Term Loan, 2.79%, Maturing January 3, 2014	705,954
	719	Term Loan, 2.79%, Maturing January 3, 2014	706,171
Intelsat Subsidiary Holding Co.
	290	Term Loan, 2.79%, Maturing July 3, 2013	284,374
IPC Systems, Inc.
GBP	251	Term Loan, 2.90%, Maturing May 31, 2014	347,283
Macquarie UK Broadcast Ventures, Ltd.
GBP	219	Term Loan, 2.56%, Maturing December 26, 2014	286,184
Stratos Global Corp.
	299	Term Loan, 5.00%, Maturing February 13, 2012	297,318
Telesat Canada, Inc.
	39	Term Loan, 3.28%, Maturing October 31, 2014	38,890
	459	Term Loan, 3.28%, Maturing October 31, 2014	452,770
Windstream Corp.
	854	Term Loan, 3.06%, Maturing December 17, 2015	854,638

			$7,555,847

Utilities — 1.4%

AEI Finance Holding, LLC
	75	Revolving Loan, 3.27%, Maturing March 30, 2012	$71,675
	507	Term Loan, 3.29%, Maturing March 30, 2014	481,820
Astoria Generating Co.
	375	Term Loan - Second Lien, 4.03%, Maturing August 23, 2013	366,719
Calpine Corp.
	737	DIP Loan, 3.17%, Maturing March 29, 2014	711,458
Mirant North America, LLC
	732	Term Loan, 2.02%, Maturing January 3, 2013	723,055
NRG Energy, Inc.
	843	Term Loan, 2.00%, Maturing February 1, 2013	827,643
	556	Term Loan, 2.04%, Maturing February 1, 2013	546,536
TXU Texas Competitive Electric Holdings Co., LLC
	219	Term Loan, 3.75%, Maturing October 10, 2014	180,436
	1,197	Term Loan, 3.75%, Maturing October 10, 2014	978,238

			$4,887,580

Total Senior Floating-Rate Interests
(identified cost $163,116,760)			$164,470,457

Collateralized Mortgage Obligations — 6.9%

Principal
Amount
(000’s omitted)		Security	Value

Federal Home Loan Mortgage Corp.:
	$5,258	Series 2113, Class QG, 6.00%, 1/15/29	$5,677,530
	2,766	Series 2167, Class BZ, 7.00%, 6/15/29	2,988,452
	3,511	Series 2182, Class ZB, 8.00%, 9/15/29	3,920,511

Federal National Mortgage Association:
	182	Series 1989-89, Class H, 9.00%, 11/25/19	209,662
	447	Series 1991-122, Class N, 7.50%, 9/25/21	499,910
	4,007	Series 1993-84, Class M, 7.50%, 6/25/23	4,571,452
	1,481	Series 1994-42, Class K, 6.50%, 4/25/24	1,623,993
	1,205	Series 1997-28, Class ZA, 7.50%, 4/20/27	1,368,738
	1,077	Series 1997-38, Class N, 8.00%, 5/20/27	1,238,432

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

	Principal
	Amount
	(000’s omitted)	Security	Value

Federal National Mortgage Association (continued):
	$1,759	Series G-33, Class PT, 7.00%, 10/25/21	$1,930,519

Total Collateralized Mortgage Obligations
(identified cost $22,838,696)			$24,029,199

Commercial Mortgage-Backed Securities — 2.4%

	Principal
	Amount
	(000’s omitted)	Security	Value

	$595	CSFB, Series 2004-C3, Class A5, 5.113%, 7/15/36	$626,146
	1,250	GECMC, Series 2004-C3, Class A4, 5.189%, 7/10/39(6)	1,322,422
	1,250	GSMS, Series 2004-GG2, Class A6, 5.396%, 8/10/38	1,317,452
	1,000	MLMT, Series 2004-BPC1, Class A4, 4.724%, 10/12/41	1,029,047
	1,000	MSC, Series 2003-IQ6, Class A4, 4.97%, 12/15/41	1,049,405
	675	RBSCF, Series 2010-MB1, Class C, 4.664%, 4/15/24(7)	664,185
	2,225	WBCMT, Series 2004-C12, Class A4, 5.414%, 7/15/41(6)	2,335,593

Total Commercial Mortgage-Backed Securities
(identified cost $7,623,419)			$8,344,250

Mortgage Pass-Throughs — 38.7%

	Principal
	Amount
	(000’s omitted)	Security	Value

Federal Home Loan Mortgage Corp.:
	$6,673	3.207%, with maturity at 2035(8)	$6,885,154
	10,087	5.00%, with maturity at 2019	10,773,735
	9,106	6.00%, with various maturities to 2029(9)	9,876,890
	2,173	6.15%, with maturity at 2027	2,383,367
	4,729	6.50%, with maturity at 2019	5,165,666
	6,608	7.00%, with various maturities to 2035	7,216,394
	5,239	7.50%, with various maturities to 2035	5,949,534
	6,434	8.00%, with various maturities to 2032	7,440,481
	5,444	8.50%, with various maturities to 2031	6,366,213
	476	9.00%, with maturity at 2031	566,974
	435	9.50%, with various maturities to 2022	507,135
	892	11.50%, with maturity at 2019	970,853

Federal National Mortgage Association:
	5,733	5.00%, with maturity at 2013	6,057,994
	2,666	5.50%, with maturity at 2029	2,851,272
	3,174	6.318%, with maturity at 2032(8)	3,318,937
	5,733	6.50%, with maturity at 2018	6,174,298
	10,197	7.00%, with various maturities to 2033	11,349,226
	12,332	7.50%, with various maturities to 2031	14,079,772
	3,554	8.00%, with various maturities to 2029	4,076,301
	767	8.50%, with various maturities to 2027	890,450
	1,614	9.00%, with various maturities to 2029	1,876,224
	57	9.50%, with maturity at 2014	60,996
	1,421	10.00%, with various maturities to 2031	1,634,003

Government National Mortgage Association:
	5,619	7.50%, with maturity at 2025	6,391,887
	5,757	8.00%, with various maturities to 2027	6,710,589
	3,000	9.00%, with various maturities to 2026	3,593,370
	513	9.50%, with maturity at 2025	609,476
	601	11.00%, with maturity at 2018	671,778

Total Mortgage Pass-Throughs
(identified cost $127,239,602)			$134,448,969

Asset-Backed Securities — 0.1%

	Principal
	Amount
	(000’s omitted)	Security	Value

	$500	Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 5.054%, 7/17/19(8)	$230,650

Total Asset-Backed Securities
(identified cost $500,000)			$230,650

Corporate Bonds & Notes — 0.3%

	Principal
	Amount*
	(000’s omitted)	Security	Value

Building and Development — 0.2%

Grohe Holding GmbH, Variable Rate
EUR	500	3.519%, 1/15/14(10)	$629,110

			$629,110

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*
(000’s omitted)		Security	Value

Telecommunications — 0.1%

Qwest Corp., Sr. Notes, Variable Rate
	200	3.507%, 6/15/13	$204,000

			$204,000

Total Corporate Bonds & Notes
(identified cost $846,625)			$833,110

Foreign Corporate Bonds & Notes — 0.7%

Principal
Amount
(000’s omitted)		Security	Value

JPMorgan Chilean Inflation Linked Note
	$2,345	3.80%, 11/17/15(11)	$2,478,685

Total Foreign Corporate Bonds & Notes
(identified cost $2,000,000)			$2,478,685

Foreign Government Bonds — 9.9%

Principal
Amount*
(000’s omitted)		Security	Value

Ghana
GHS	1,300	13.67%, 6/15/12(4)	$882,283
Israel
ILS	2,380	3.00%, 10/31/19(11)	687,740
ILS	5,851	5.00%, 4/30/15(11)	1,868,534
Nota Do Tesouro Nacional
BRL	3,184	6.00%, 5/15/15(11)	1,743,097
BRL	1,810	10.00%, 1/1/17	931,474
Poland
PLN	7,453	3.00%, 8/24/16(11)	2,531,486
Republic of Congo
	526	3.00%, 6/30/29	301,307
Republic of Georgia
	1,181	7.50%, 4/15/13	1,233,555
Republic of Macedonia
EUR	1,716	4.625%, 12/8/15	2,066,355
Republic of South Africa
	5,854	6.50%, 6/2/14	6,483,305
Republic of Uruguay
UYU	49,448	5.00%, 9/14/18(11)	2,738,200
Turkey
TRY	6,023	10.00%, 2/15/12(11)	4,640,611
TRY	9,699	12.00%, 8/14/13(11)	8,476,456

Total Foreign Government Bonds
(identified cost $29,201,268)			$34,584,403

Common Stocks — 0.6%

Shares		Security	Value

Aerospace and Defense — 0.0%

	3,371	ACTS Aero Technical Support & Service, Inc.(12)	$59,830

			$59,830

Automotive — 0.2%

	8,898	Dayco Products, LLC(12)	$381,502
	30,203	Hayes Lemmerz International, Inc.(4)(12)	144,672

			$526,174

Building and Development — 0.0%

	154	United Subcontractors, Inc.(4)(12)	$9,986

			$9,986

Food Service — 0.0%

	6,477	Buffets, Inc.(12)	$32,385

			$32,385

Home Furnishings — 0.0%

	1,367	Oreck Corp.(4)(12)	$99,572

			$99,572

Nonferrous Metals / Minerals — 0.0%

	234	Euramax International, Inc.(4)(12)	$24,616

			$24,616

Publishing — 0.4%

	1,357	Ion Media Networks, Inc.(4)(12)	$387,939
	3,023	MediaNews Group, Inc.(12)	48,368
	32,000	Reader’s Digest Association, Inc. (The)(12)	912,000
	1,346	SuperMedia, Inc.(12)	60,436

			$1,408,743

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Shares	Security	Value

Steel — 0.0%

3,419	Niagara Corp.(4)(12)	$5,129

		$5,129

Total Common Stocks
(identified cost $1,605,491)		$2,166,435

Warrants — 0.0%

Shares	Security	Value

Home Furnishings — 0.0%

143	Oreck Corp., Exp. 3/19/20(4)(12)	$10,416

Total Warrants
(identified cost $10,416)		$10,416

Short-Term Investments — 23.2%
Foreign Government Securities — 20.4%

Principal
Amount
(000’s omitted)		Security	Value

Chilean Government Bond
CLP	875,000	6.00%, 7/1/10	$1,700,993
CLP	570,000	8.00%, 8/1/10	1,094,517
Croatian Treasury Bill
EUR	1,810	0.00%, 3/31/11	2,327,577
EUR	2,100	0.00%, 4/7/11	2,697,568
Egypt Treasury Bill
EGP	33,575	0.00%, 5/4/10	6,038,215
EGP	7,350	0.00%, 5/11/10	1,319,463
EGP	9,225	0.00%, 5/25/10	1,650,095
EGP	7,400	0.00%, 6/1/10	1,321,251
EGP	1,350	0.00%, 6/15/10	240,165
EGP	2,375	0.00%, 6/29/10	420,970
EGP	3,700	0.00%, 8/3/10	649,790
EGP	4,700	0.00%, 8/31/10	819,105
EGP	3,725	0.00%, 9/28/10	644,109
EGP	2,725	0.00%, 10/5/10	470,260
EGP	18,325	0.00%, 10/26/10	3,143,402
EGP	1,550	0.00%, 2/8/11	258,342
Iceland Treasury Bill
ISK	90,400	0.00%, 6/15/10	596,179
ISK	278,000	0.00%, 7/15/10	1,822,222
Iceland Treasury Note
ISK	118,800	13.75%, 12/10/10	831,146

Israeli Treasury Bill
ILS	39,267	0.00%, 4/6/11	10,333,920
Kazakhstan National Bank
KZT	281,000	0.00%, 5/7/10	1,918,606
KZT	385,720	0.00%, 5/21/10	2,632,794
KZT	546,661	0.00%, 5/28/10	3,730,689
KZT	103,013	0.00%, 6/4/10	702,883
KZT	489	0.00%, 6/11/10	3,334
KZT	150,340	0.00%, 7/2/10	1,024,928
KZT	212,433	0.00%, 7/30/10	1,446,717
KZT	45,330	0.00%, 8/27/10	308,324
Lebanon Treasury Bill
LBP	550,000	0.00%, 6/10/10	365,034
LBP	875,300	0.00%, 6/24/10	579,985
LBP	896,460	0.00%, 6/24/10	594,006
LBP	1,432,750	0.00%, 7/1/10	948,546
LBP	870,340	0.00%, 7/8/10	575,689
LBP	584,900	0.00%, 7/22/10	386,166
LBP	537,880	0.00%, 7/29/10	354,779
LBP	2,876,000	0.00%, 7/29/10	1,896,972
LBP	1,136,990	0.00%, 8/5/10	749,193
LBP	3,025,250	0.00%, 8/19/10	1,989,266
LBP	536,000	0.00%, 9/23/10	350,449
LBP	1,824,370	0.00%, 10/14/10	1,187,512
LBP	1,203,800	0.00%, 10/21/10	782,779
LBP	541,580	0.00%, 11/4/10	351,458
LBP	565,870	0.00%, 11/18/10	366,479
LBP	600,000	0.00%, 12/16/10	387,007
LBP	927,820	0.00%, 12/30/10	597,230
Lebanon Treasury Note
LBP	501,320	8.46%, 6/24/10	337,758
LBP	530,510	9.32%, 12/2/10	362,226
Sri Lanka Government Bond
LKR	26,700	15.50%, 5/15/10	234,782
Sri Lanka Treasury Bill
LKR	191,190	0.00%, 5/14/10	1,672,589
LKR	81,220	0.00%, 7/9/10	701,464
LKR	211,030	0.00%, 7/16/10	1,819,599
LKR	135,510	0.00%, 8/6/10	1,162,639
LKR	33,410	0.00%, 10/8/10	282,298
LKR	28,430	0.00%, 3/11/11	230,871
LKR	36,270	0.00%, 3/18/11	293,983
LKR	67,120	0.00%, 3/25/11	543,009
LKR	61,000	0.00%, 4/29/11	488,830

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount
(000’s omitted)		Security	Value

Zambia Treasury Bill
ZMK	727,000	0.00%, 1/31/11	$149,774

Total Foreign Government Securities
(identified cost $71,197,883)			$70,889,936

Other Securities — 2.8%

	Interest/
	Principal
	Amount
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.19%(13)	$8,581	$8,580,594
State Street Bank and Trust Euro Time Deposit, 0.01%, 5/3/10	1,316	1,316,154

Total Other Securities
(identified cost $9,896,748)		$9,896,748

Total Short-Term Investments
(identified cost $81,094,631)		$80,786,684

Total Investments — 130.1%
(identified cost $436,076,908)		$452,383,258

Other Assets and Liabilities — (30.1)%		$(104,573,890)

Net Assets — 100.0%		$347,809,368

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

CSFB - Credit Suisse First Boston Mortgage Securities Corp.

DIP - Debtor In Possession

GECMC - General Electric Commercial Mortgage Corporation

GSMS - Goldman Sachs Mortgage Securities Corporation II

MLMT - Merrill Lynch Mortgage Trust

MSC - Morgan Stanley Capital I

RBSCF - Royal Bank of Scotland Commercial Funding

WBCMT - Wachovia Bank Commercial Mortgage Trust

BRL - Brazilian Real

CLP - Chilean Peso

EGP - Egyptian Pound

EUR - Euro

GBP - British Pound Sterling

GHS - Ghanaian Cedi

ILS - Israeli Shekel

ISK - Icelandic Krona

KZT - Kazak Tenge

LBP - Lebanese Pound

LKR - Sri Lankan Rupee

PLN - Polish Zloty

TRY - New Turkish Lira

UYU - Uruguayan Peso

ZMK - Zambian Kwacha

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(3)	This Senior Loan will settle after April 30, 2010, at which time the interest rate will be determined.

(4)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)	Defaulted security. Currently the issuer is in default with respect to interest payments.

(6)	Weighted average fixed-rate coupon that changes/updates monthly.

(7)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions and remain exempt from registration, normally to qualified institutional buyers. At April 30, 2010, the aggregate value of these securities is $664,185 or 0.2% of the Fund’s net assets.

(8)	Adjustable rate mortgage security. Rate shown is the rate at April 30, 2010.

(9)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(10)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

(11)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(12)	Non-income producing security.

(13)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2010. Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, another affiliated investment company, for the six months ended April 30, 2010 was $3,887 and $0, respectively.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2010

Assets

Unaffiliated investments, at value (identified cost, $427,496,314)	$443,802,664
Affiliated investment, at value (identified cost, $8,580,594)	8,580,594
Cash	1,826,198
Restricted cash*	1,490,000
Foreign currency, at value (identified cost, $355,250)	353,934
Interest receivable	2,420,237
Interest receivable from affiliated investment	1,419
Receivable for investments sold	1,349,085
Receivable for open forward foreign currency exchange contracts	1,935,253
Receivable for closed forward foreign currency exchange contracts	504,955
Receivable for open swap contracts	936,906
Premium paid on open swap contracts	1,636,883
Tax reclaims receivable	15,674
Prepaid expenses and other assets	301,287

Total assets	$465,155,089

Liabilities

Notes payable	$110,000,000
Payable for investments purchased	1,869,829
Payable for variation margin on open financial futures contracts	29,364
Payable for open forward foreign currency exchange contracts	1,466,310
Payable for closed forward foreign currency exchange contracts	81,456
Payable for open swap contracts	3,253,014
Premium received on open swap contracts	11,351
Payable to affiliates:
Investment adviser fee	284,775
Trustees’ fees	960
Accrued expenses	348,662

Total liabilities	$117,345,721

Net Assets	$347,809,368

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 18,886,596 shares issued and outstanding	$188,866
Additional paid-in capital	355,077,541
Accumulated net realized loss	(22,764,423)
Accumulated undistributed net investment income	927,396
Net unrealized appreciation	14,379,988

Net Assets	$347,809,368

Net Asset Value

($347,809,368 ÷ 18,886,596 common shares issued and outstanding)	$18.42

*	Represents restricted cash on deposit at custodian for open financial contracts.

Statement of Operations

For the Six Months Ended
April 30, 2010

Investment Income

Interest (net of foreign taxes, $139,768)	$13,778,254
Interest income allocated from affiliated investments	9,609
Expenses allocated from affiliated investments	(5,722)

Total investment income	$13,782,141

Expenses

Investment adviser fee	$2,103,611
Trustees’ fees and expenses	5,700
Custodian fee	288,359
Transfer and dividend disbursing agent fees	5,166
Legal and accounting services	90,031
Printing and postage	51,075
Interest expense and fees	755,652
Miscellaneous	44,261

Total expenses	$3,343,855

Deduct —
Reduction of investment adviser fee	$514,090
Reduction of custodian fee	183

Total expense reductions	$514,273

Net expenses	$2,829,582

Net investment income	$10,952,559

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(2,722,655)
Investment transactions allocated from affiliated investments	8,846
Financial futures contracts	(341,022)
Swap contracts	(839,731)
Written options	135,484
Foreign currency and forward foreign currency exchange contract transactions	5,658,776

Net realized gain	$1,899,698

Change in unrealized appreciation (depreciation) —
Investments	$11,930,242
Financial futures contracts	51,780
Swap contracts	(5,231)
Written options	(80,177)
Foreign currency and forward foreign currency exchange contracts	(224,828)

Net change in unrealized appreciation (depreciation)	$11,671,786

Net realized and unrealized gain	$13,571,484

Net increase in net assets from operations	$24,524,043

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2010	Year Ended
in Net Assets	(Unaudited)	October 31, 2009

From operations —
Net investment income	$10,952,559	$21,340,899
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts, written options, and foreign currency and forward foreign currency exchange contract transactions	1,899,698	(14,122,286)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, written options, foreign currency and forward foreign currency exchange contracts	11,671,786	64,494,065

Net increase in net assets from operations	$24,524,043	$71,712,678

Distributions to shareholders —
From net investment income	$(10,198,762)	$(18,896,961)
Tax return of capital	—	(2,066,635)

Total distributions	$(10,198,762)	$(20,963,596)

Net increase in net assets	$14,325,281	$50,749,082

Net Assets

At beginning of period	$333,484,087	$282,735,005

At end of period	$347,809,368	$333,484,087

Accumulated undistributed net investment income included in net assets

At end of period	$927,396	$173,599

Statement of Cash Flows

Six Months Ended
Cash Flows From	April 30, 2010
Operating Activities	(Unaudited)

Net increase in net assets from operations	$24,524,043
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(122,905,206)
Investments sold and principal repayments	128,624,844
Decrease in other short-term securities, net	491,810
Net accretion/amortization of premium (discount)	(3,749,317)
Amortization of structuring fee on notes payable	77,025
Decrease in restricted cash	560,000
Decrease in interest receivable	257,686
Increase in interest receivable from affiliated investment	(1,419)
Increase in receivable for investments sold	(191,524)
Increase in receivable for open forward foreign currency exchange contracts	(383,247)
Increase in receivable for closed forward foreign currency exchange contracts	(451,640)
Increase in receivable for open swap contracts	(387,900)
Increase in premium paid on open swap contracts	(1,433,189)
Increase in tax reclaims receivable	(9,832)
Increase in prepaid expenses and other assets	(54,657)
Decrease in written options outstanding	(55,307)
Decrease in payable for investments purchased	(3,185,258)
Decrease in payable for variation margin on open financial futures contracts	(41,339)
Increase in payable for open forward foreign currency exchange contracts	567,577
Increase in payable for closed forward foreign currency exchange contracts	68,831
Increase in payable for open swap contracts	393,131
Increase in premium received on open swap contracts	11,351
Increase in payable to affiliate for investment adviser fee	25,829
Decrease in payable to affiliate for Trustees’ fees	(7,215)
Decrease in accrued expenses	(93,772)
Decrease in unfunded loan commitments	(37,632)
Net change in unrealized (appreciation) depreciation from investments	(11,930,242)
Net realized loss from investments	2,713,809

Net cash provided by operating activities	$13,397,240

Cash Flows From Financing Activities

Distributions paid, net of reinvestments	$(10,198,762)
Proceeds from notes payable	22,000,000
Repayment of notes payable	(23,000,000)
Payment of structuring fee on notes payable	(187,500)

Net cash used in financing activities	$(11,386,262)

Net increase in cash*	$2,010,978

Cash at beginning of period(1)	$169,154

Cash at end of period(1)	$2,180,132

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$665,048

(1) Balance includes foreign currency, at value.

* Includes net change in unrealized appreciation (depreciation) on foreign currency of $(459).

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Six Months Ended		Year Ended October 31,
	April 30, 2010						Period Ended
	(Unaudited)		2009	2008	2007	2006	October 31, 2005(1)

Net asset value — Beginning of period	$17.660		$14.970	$18.510	$18.420	$18.570	$19.100	(2)

Income (Loss) From Operations

Net investment income(3)	$0.580		$1.130	$1.147	$1.129	$1.015	$0.540
Net realized and unrealized gain (loss)	0.720		2.670	(3.321)	0.381	0.238	(0.250)

Total income (loss) from operations	$1.300		$3.800	$(2.174)	$1.510	$1.253	$0.290

Less Distributions

From net investment income	$(0.540)		$(1.001)	$(1.366)	$(1.420)	$(1.322)	$(0.667)
Tax return of capital	—		(0.109)	—	—	(0.081)	(0.113)

Total distributions	$(0.540)		$(1.110)	$(1.366)	$(1.420)	$(1.403)	$(0.780)

Offering costs charged to paid-in capital(3)	$—		$—	$—	$—	$—	$(0.040)

Net asset value — End of period	$18.420		$17.660	$14.970	$18.510	$18.420	$18.570

Market value — End of period	$17.520		$15.570	$12.620	$16.500	$17.750	$16.070

Total Investment Return on Net Asset Value(4)	7.75	%(6)	28.04%	(11.57)%	8.82%	7.73%	1.71	%(5)(6)

Total Investment Return on Market Value(4)	16.24	%(6)	33.90%	(16.36)%	0.66%	19.96%	(11.98	)%(5)(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$347,809		$333,484	$282,735	$349,620	$347,241	$350,146
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction excluding interest and fees	1.23	%(7)	1.22%	1.15%	1.14%	1.11%	1.02	%(7)
Interest and fee expense(8)	0.45	%(7)	0.41%	0.06%	—	—	—
Total expenses before custodian fee reduction	1.68	%(7)	1.63%	1.21%	1.14%	1.11%	1.02	%(7)
Expenses after custodian fee reduction excluding interest and fees	1.23	%(7)	1.22%	1.15%	1.14%	1.11%	1.01	%(7)
Net investment income	6.49	%(7)	7.17%	6.54%	6.12%	5.50%	4.26	%(7)
Portfolio Turnover	7	%(6)	32%	31%	114%	56%	89	%(6)

Senior Securities:
Total notes payable outstanding (in 000’s)	$110,000		$111,000	$70,900	$—	$—	$—
Asset coverage per $1,000 of notes payable(9)	$4,162		$4,004	$4,988	$—	$—	$—

(1)	For the period from the start of business, February 28, 2005, to October 31, 2005.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average common shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)	Not annualized.

(7)	Annualized.

(8)	Interest expense relates to borrowings for the purpose of financial leverage. See Note 8.

(9)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of seeking capital appreciation to the extent consistent with its primary goal.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned mortgage-backed securities) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers.

Short-term debt securities with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by the Options Price Reporting Authority. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

value of the underlying instrument, the volatility of the underlying instrument and the time until option expiration. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps and cross-currency swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $22,993,327 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2013 ($2,603,915), October 31, 2014 ($1,684,823), October 31, 2016 ($17,966,463) and October 31, 2017 ($738,126).

As of April 30, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments, if any, are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Financial Futures Contracts — The Fund may enter into financial futures contracts. The Fund’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

L  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

M  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

N  Interest Rate Swaps — The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Fund either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no benefits from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Q  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

R  Interim Financial Statements — The interim financial statements relating to April 30, 2010 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

The Fund intends to make monthly distributions to shareholders and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. In certain circumstances, a portion of distributions to shareholders may include a return of capital component.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average daily total leveraged assets, subject to the limitation described below, and is payable monthly. Total leveraged assets as referred to herein represent net assets plus liabilities or obligations attributable to investment leverage and the notional value of long and short forward currency contracts, futures contracts and swaps held by the Fund. The notional value of a contract for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into and remains constant throughout the life of the derivative contract. However, the derivative contracts are marked to market daily and any unrealized appreciation or depreciation is reflected in the Fund’s net assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions are netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in foreign obligations denominated in the same currency, total leveraged assets are calculated by excluding the smaller of the long or short position.

The advisory agreement provides that if investment leverage exceeds 40% of the Fund’s total leveraged assets, EVM will not receive a management fee on total leveraged assets in excess of this amount. As of April 30, 2010, the Fund’s investment leverage was 48% of its total leveraged assets. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, another affiliated investment company, on the Fund’s investment of cash therein was credited against the Fund’s investment adviser fee. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the six months ended April 30, 2010, the Fund’s investment adviser fee totaled $2,108,014 of which $4,403 was allocated from Cash Management Portfolio and $2,103,611 was paid or accrued directly by the Fund. For the six months ended April 30, 2010, the investment adviser fee was equivalent to 0.66% (annualized) of the Fund’s average daily total leveraged assets and 1.25% (annualized) of the Fund’s average daily net assets. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund’s average daily total leveraged assets during the first five full years of the Fund’s operations, 0.15% of the Fund’s average daily total leveraged assets in year six, 0.10% in year seven and 0.05% in year eight. The Fund concluded its first five full years of operations on February 28, 2010. Pursuant to this agreement, EVM waived $514,090 of its investment adviser fee for the six months ended April 30, 2010.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the six months ended April 30, 2010 were as follows:

Purchases

Investments (non-U.S. Government)	$25,296,563
U.S. Government and Agency Securities	—

$25,296,563

Sales

Investments (non-U.S. Government)	$40,723,801
U.S. Government and Agency Securities	17,203,534

$57,927,335

5   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the six months ended April 30, 2010 and year ended October 31, 2009.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$437,957,641

Gross unrealized appreciation	$22,442,095
Gross unrealized depreciation	(8,016,478)

Net unrealized appreciation	$14,425,617

7   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at April 30, 2010 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
			Appreciation
Settlement Date	Deliver	In Exchange For	(Depreciation)

5/6/10	Kazak Tenge 281,000,000	United States Dollar 1,908,319	$(10,565)
5/10/10	South African Rand 38,672,546	United States Dollar 5,285,445	55,274
5/12/10	Euro 4,856,089	United States Dollar 6,485,477	19,650
5/14/10	Sri Lankan Rupee 191,190,000	United States Dollar 1,636,200	(38,914)
5/17/10	Euro 5,870,000	United States Dollar 8,018,919	202,940
5/17/10	Sri Lankan Rupee 28,769,250	United States Dollar 245,786	(6,153)
5/24/10	Euro 6,245,000	United States Dollar 8,399,962	84,454
5/26/10	Japanese Yen 461,181,656	United States Dollar 4,944,110	33,678
5/27/10	Kazak Tenge 44,110,000	United States Dollar 299,457	(1,793)
5/28/10	British Pound Sterling 1,310,167	United States Dollar 1,990,589	(13,851)
5/28/10	Euro 13,822,990	United States Dollar 18,243,858	(162,363)
6/10/10	Kazak Tenge 488,700	United States Dollar 3,323	(15)
7/6/10	Chilean Peso 519,500,000	United States Dollar 1,060,745	59,801
7/6/10	Chilean Peso 260,590,000	United States Dollar 530,895	28,805
7/6/10	Chilean Peso 118,300,000	United States Dollar 242,493	14,559
7/9/10	Sri Lankan Rupee 81,220,000	United States Dollar 693,595	(11,751)
7/16/10	Sri Lankan Rupee 211,030,000	United States Dollar 1,796,000	(34,844)
7/20/10	Kazak Tenge 186,263,000	United States Dollar 1,142,718	(131,015)
7/20/10	Ukrainian Hryvnia 11,484,300	United States Dollar 1,227,611	(189,393)
7/21/10	Kazak Tenge 185,190,000	United States Dollar 1,143,148	(123,284)
7/21/10	Ukrainian Hryvnia 11,317,000	United States Dollar 1,206,182	(189,540)
7/23/10	Kazak Tenge 181,859,600	United States Dollar 1,120,860	(122,870)
7/23/10	Ukrainian Hryvnia 11,065,700	United States Dollar 1,168,501	(194,980)

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Forward Foreign Currency Exchange Contracts (continued)

Sales

			Net Unrealized
			Appreciation
Settlement Date	Deliver	In Exchange For	(Depreciation)

8/4/10	Chilean Peso 156,000,000	United States Dollar 296,296	$(4,195)
8/4/10	Chilean Peso 435,000,000	United States Dollar 826,603	(11,305)
8/6/10	Sri Lankan Rupee 135,510,000	United States Dollar 1,149,852	(22,287)
8/26/10	Kazak Tenge 44,110,000	United States Dollar 301,463	(367)
10/8/10	Sri Lankan Rupee 33,410,000	United States Dollar 284,947	(1,373)
3/11/11	Sri Lankan Rupee 28,430,000	United States Dollar 233,992	(4,714)
3/18/11	Sri Lankan Rupee 36,270,000	United States Dollar 298,028	(6,223)
3/25/11	Sri Lankan Rupee 67,120,000	United States Dollar 554,482	(8,036)
3/31/11	Euro 1,810,000	United States Dollar 2,441,328	30,090
4/6/11	Israeli Shekel 19,633,000	United States Dollar 5,276,270	37,566
4/6/11	Israeli Shekel 9,822,000	United States Dollar 2,638,691	17,871
4/6/11	Israeli Shekel 9,812,000	United States Dollar 2,635,509	17,358
4/7/11	Euro 2,100,000	United States Dollar 2,813,727	16,065
4/29/11	Sri Lankan Rupee 61,000,000	United States Dollar 509,607	728

			$(670,992)

Purchases

			Net Unrealized
			Appreciation
Settlement Date	In Exchange For	Deliver	(Depreciation)

5/6/10	Malaysian Ringgit 970,000	United States Dollar 297,227	$7,346
5/6/10	Swedish Krona 9,220,000	Euro 947,887	10,855
5/7/10	South Korean Won 121,000,000	United States Dollar 107,118	2,016
5/10/10	Indian Rupee 114,553,000	United States Dollar 2,576,831	3,098
5/10/10	Indian Rupee 114,553,000	United States Dollar 2,576,831	3,098
5/10/10	New Turkish Lira 4,523,020	United States Dollar 3,005,329	29,841
5/10/10	Polish Zloty 15,246,621	Euro 3,960,573	(103,928)
5/11/10	Indonesian Rupiah 5,074,000,000	United States Dollar 558,380	4,367
5/11/10	Malaysian Ringgit 3,310,000	United States Dollar 1,030,190	8,888
5/12/10	Mexican Peso 25,127,000	United States Dollar 2,043,743	(4,618)
5/12/10	Polish Zloty 1,110,000	Euro 285,406	(3,716)
5/12/10	Polish Zloty 6,720,000	Euro 1,738,501	(36,662)
5/13/10	Australian Dollar 1,010,900	United States Dollar 926,985	7,447
5/13/10	Ghanaian Cedi 696,100	United States Dollar 487,124	4,113
5/13/10	Ghanaian Cedi 730,000	United States Dollar 512,281	2,879
5/17/10	Australian Dollar 1,093,000	United States Dollar 1,018,446	(8,582)
5/17/10	Malaysian Ringgit 2,670,000	United States Dollar 827,394	10,546
5/19/10	Colombian Peso 1,930,000,000	United States Dollar 996,258	(10,480)
5/19/10	Norwegian Krone 12,390,000	Euro 1,555,595	27,584
5/19/10	Swedish Krona 8,300,000	Euro 855,936	6,272
5/20/10	Indian Rupee 145,080,000	United States Dollar 3,266,832	(4,479)
5/20/10	Indonesian Rupiah 8,198,580,000	United States Dollar 908,833	133
5/24/10	Indian Rupee 63,490,000	United States Dollar 1,420,994	5,789
5/24/10	Indian Rupee 18,400,000	United States Dollar 412,556	939
5/24/10	Malaysian Ringgit 5,725,000	United States Dollar 1,781,602	14,531
5/24/10	Malaysian Ringgit 1,640,000	United States Dollar 509,633	4,892
5/24/10	New Turkish Lira 852,735	United States Dollar 571,079	(80)
5/24/10	South Korean Won 4,380,200,000	United States Dollar 3,943,036	14
5/26/10	Norwegian Krone 18,017,300	Euro 2,276,723	19,593
5/26/10	Zambian Kwacha 3,486,700,000	United States Dollar 589,368	145,570
5/27/10	Indonesian Rupiah 15,831,000,000	United States Dollar 1,751,217	3,462

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Forward Foreign Currency Exchange Contracts (continued)

Purchases

			Net Unrealized
			Appreciation
Settlement Date	In Exchange For	Deliver	(Depreciation)

5/27/10	Kazak Tenge 44,110,000	United States Dollar 301,504	$(254)
5/27/10	Zambian Kwacha 3,186,400,000	United States Dollar 537,698	133,915
5/28/10	Indian Rupee 35,400,000	United States Dollar 792,478	2,555
5/28/10	Indian Rupee 11,100,000	United States Dollar 249,410	(120)
6/1/10	South Korean Won 1,745,200,000	United States Dollar 1,563,785	5,819
6/2/10	Brazilian Real 2,063,492	United States Dollar 1,183,059	(2,968)
6/3/10	Israeli Shekel 5,800,000	United States Dollar 1,556,003	(592)
6/4/10	Indonesian Rupiah 21,374,000,000	United States Dollar 2,362,812	5,498
6/11/10	Zambian Kwacha 3,099,500,000	United States Dollar 640,393	12,517
7/20/10	Ukrainian Hryvnia 11,484,300	United States Dollar 1,142,716	274,288
7/21/10	Ukrainian Hryvnia 11,317,000	United States Dollar 1,143,131	252,591
7/23/10	Ukrainian Hryvnia 11,065,700	United States Dollar 1,117,747	245,733
9/28/10	Zambian Kwacha 2,553,900,000	United States Dollar 485,071	48,594
6/15/11	Yuan Renminbi 20,600,000	United States Dollar 3,116,490	8,642
6/15/11	Yuan Renminbi 9,800,000	United States Dollar 1,483,724	2,989

			$1,139,935

At April 30, 2010, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $504,955 and a payable of $81,456.

Futures Contracts

					Net
Expiration			Aggregate		Unrealized
Date	Contracts	Position	Cost	Value	Depreciation

6/10	16 Euro-Bobl	Short	$(2,484,732)	$(2,513,782)	$(29,050)
6/10	10 Euro-Bund	Short	(1,632,238)	(1,660,068)	(27,830)
6/10	57 U.S. 5-Year Treasury Note	Short	(6,577,972)	(6,603,984)	(26,012)

					$(82,892)

Euro-Bobl: Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro-Bund: Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

Interest Rate Swaps

		Fund
	Notional	Pays/
	Amount	Receives	Floating	Annual		Net
	(000’s	Floating	Rate	Fixed	Termination	Unrealized
Counterparty	omitted)	Rate	Index	Rate	Date	Depreciation

Bank of America	ILS 2,650	Receive	3-month ILS TELBOR	4.20%	11/19/14	$(17,872)

Bank of America	ILS 2,600	Receive	3-month ILS TELBOR	4.54	1/6/15	(24,599)

Barclays Bank PLC	ILS 1,311	Receive	3-month ILS TELBOR	5.15	3/5/20	(6,015)

Barclays Bank PLC	ILS 1,334	Receive	3-month ILS TELBOR	5.16	3/8/20	(6,283)

JPMorgan Chase Bank	BRL 19,754	Pay	Brazil Interbank Deposit Rate	9.67	1/3/11	(33,005)

						$(87,774)

BRL - Brazilian Real
ILS - Israeli Shekel

Credit Default Swaps — Sell Protection

					Current
		Notional	Contract		Market
		Amount*	Annual		Annual	Net
Reference		(000’s	Fixed	Termination	Fixed	Unrealized
Entity	Counterparty	omitted)	Rate**	Date	Rate***	Depreciation

Iceland	JPMorgan Chase Bank	$2,600	1.75%	3/20/18	3.48%	$(252,557)

Iceland	JPMorgan Chase Bank	1,000	2.10	3/20/23	3.08	(73,779)

Iceland	JPMorgan Chase Bank	1,000	2.45	3/20/23	3.08	(46,367)

						$(372,703)

Credit Default Swaps — Buy Protection

		Notional	Contract		Net
		Amount	Annual		Unrealized
Reference		(000’s	Fixed	Termination	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	(Depreciation)

Austria	Barclays Bank PLC	$2,200	0.44%	12/20/13	$15,249

Austria	Barclays Bank PLC	1,000	1.42	3/20/14	(29,772)

Brazil	Bank of America	1,000	1.00(1)	6/20/20	69

Brazil	Barclays Bank PLC	2,300	1.65	9/20/19	(34,528)

China	Barclays Bank PLC	1,000	1.00(1)	3/20/15	(9,197)

China	Barclays Bank PLC	1,000	1.00(1)	3/20/20	(16,317)

China	Citigroup Global Markets	500	1.00(1)	3/20/20	(7,367)

China	JPMorgan Chase Bank	500	1.00(1)	3/20/15	(4,827)

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Credit Default Swaps — Buy Protection (continued)

		Notional	Contract		Net
		Amount	Annual		Unrealized
Reference		(000’s	Fixed	Termination	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	(Depreciation)

Egypt	Bank of America	$350	1.00%(1)	6/20/15	$(6,303)

Egypt	Citigroup Global Markets	300	1.00(1)	6/20/20	(6,792)

Egypt	Citigroup Global Markets	300	1.00(1)	6/20/20	(8,493)

Egypt	Deutsche Bank	650	1.00(1)	6/20/15	(6,629)

Egypt	Deutsche Bank	200	1.00(1)	6/20/15	(3,434)

Egypt	Deutsche Bank	300	1.00(1)	6/20/15	(5,769)

Egypt	Deutsche Bank	300	1.00(1)	6/20/20	(3,054)

Egypt	Deutsche Bank	300	1.00(1)	6/20/20	(6,998)

Egypt	Deutsche Bank	350	1.00(1)	6/20/20	(8,111)

Egypt	JPMorgan Chase Bank	350	1.00(1)	6/20/15	(6,303)

Italy	Credit Suisse First Boston, Inc.	6,800	0.20	12/20/16	484,063

Kazakhstan	Citigroup Global Markets	650	1.00(1)	6/20/15	5,177

Kazakhstan	Deutsche Bank	650	1.00(1)	6/20/15	5,472

Lebanon	Barclays Bank PLC	500	1.00(1)	12/20/14	4,226

Lebanon	Barclays Bank PLC	300	1.00(1)	3/20/15	4,681

Lebanon	Barclays Bank PLC	100	1.00(1)	3/20/15	1,437

Lebanon	Barclays Bank PLC	100	1.00(1)	3/20/15	427

Lebanon	Citigroup Global Markets	1,200	3.30	9/20/14	(21,904)

Lebanon	Citigroup Global Markets	350	1.00(1)	12/20/14	3,461

Lebanon	Citigroup Global Markets	500	1.00(1)	12/20/14	4,226

Lebanon	Citigroup Global Markets	1,000	1.00(1)	12/20/14	7,374

Lebanon	Citigroup Global Markets	300	1.00(1)	3/20/15	6,943

Lebanon	Credit Suisse First Boston, Inc.	200	1.00(1)	3/20/15	3,048

Lebanon	Credit Suisse First Boston, Inc.	800	1.00(1)	3/20/15	12,515

Lebanon	Credit Suisse First Boston, Inc.	100	1.00(1)	6/20/15	2,145

Lebanon	Deutsche Bank	200	1.00(1)	3/20/15	4,115

Lebanon	Deutsche Bank	100	1.00(1)	6/20/15	2,145

Malaysia	Bank of America	800	0.83	12/20/14	(1,323)

Malaysia	Barclays Bank PLC	2,100	2.40	3/20/14	(137,438)

Malaysia	Barclays Bank PLC	1,600	0.82	12/20/14	(1,922)

Malaysia	Citigroup Global Markets	2,000	2.45	3/20/14	(134,768)

Philippines	Barclays Bank PLC	1,500	1.84	12/20/14	(22,562)

Philippines	Barclays Bank PLC	1,000	1.70	12/20/14	(8,814)

Philippines	Barclays Bank PLC	1,100	1.85	12/20/14	(17,035)

Philippines	Barclays Bank PLC	655	1.00(1)	3/20/15	(2,038)

Philippines	Citigroup Global Markets	800	1.84	12/20/14	(12,033)

Philippines	Citigroup Global Markets	1,100	1.86	12/20/14	(17,525)

Philippines	Credit Suisse First Boston, Inc.	5,000	2.15	9/20/11	(96,114)

Philippines	JPMorgan Chase Bank	5,000	2.17	9/20/11	(97,616)

Philippines	JPMorgan Chase Bank	1,100	1.69	12/20/14	(9,206)

Philippines	JPMorgan Chase Bank	656	1.00%(1)	3/20/15	(2,041)

Russia	Citigroup Global Markets	600	1.00(1)	6/20/15	2,213

Russia	Credit Suisse First Boston, Inc.	700	1.00(1)	3/20/15	2,561

Russia	Credit Suisse First Boston, Inc.	600	1.00(1)	6/20/15	2,736

Russia	Deutsche Bank	600	1.00(1)	6/20/15	2,736

South Africa	Bank of America	1,200	1.00(1)	12/20/19	(5,334)

South Africa	Barclays Bank PLC	1,200	1.00(1)	12/20/19	(13,704)

South Africa	Barclays Bank PLC	500	1.00(1)	3/20/20	994

South Africa	Citigroup Global Markets	655	1.00(1)	12/20/19	(12,116)

South Africa	Citigroup Global Markets	400	1.00(1)	3/20/20	(8,860)

South Africa	Citigroup Global Markets	200	1.00(1)	3/20/20	(4,034)

South Africa	Credit Suisse First Boston, Inc.	400	1.00(1)	3/20/20	(733)

South Africa	Credit Suisse First Boston, Inc.	200	1.00(1)	3/20/20	(2,243)

South Africa	JPMorgan Chase Bank	310	1.00(1)	12/20/19	(10,316)

South Africa	JPMorgan Chase Bank	600	1.00(1)	12/20/19	(12,607)

South Africa	JPMorgan Chase Bank	300	1.00(1)	3/20/20	(321)

South Africa	JPMorgan Chase Bank	400	1.00(1)	3/20/20	(1,037)

South Africa	JPMorgan Chase Bank	200	1.00(1)	3/20/20	(3,887)

Spain	Barclays Bank PLC	300	1.00(1)	3/20/20	11,019

Spain	Citigroup Global Markets	1,200	1.00(1)	3/20/20	(8,669)

Spain	Citigroup Global Markets	1,200	1.00(1)	3/20/20	25,791

Spain	Deutsche Bank	1,200	1.00(1)	3/20/20	(8,669)

Spain	Deutsche Bank	1,200	1.00(1)	3/20/20	27,604

Spain	Deutsche Bank	500	1.00(1)	6/20/20	(11,269)

Thailand	Barclays Bank PLC	1,900	0.97	9/20/19	75,480

Thailand	Citigroup Global Markets	1,600	0.86	12/20/14	29,145

Thailand	Citigroup Global Markets	900	0.95	9/20/19	37,159

Thailand	JPMorgan Chase Bank	800	0.87	12/20/14	14,215

Turkey	Barclays Bank PLC	1,100	2.12	1/20/13	(27,591)

Turkey	Citigroup Global Markets	2,300	2.93	9/20/19	(179,335)

Turkey	Credit Suisse First Boston, Inc.	880	2.11	1/20/13	(21,815)

Turkey	JPMorgan Chase Bank	3,740	2.12	1/20/13	(93,810)

Uruguay	Citigroup Global Markets	300	1.00(1)	6/20/20	192

Uruguay	Deutsche Bank	600	1.00(1)	6/20/20	1,473

Banco Comercial Portugues, S.A.	JPMorgan Chase Bank	470	1.00(1)	3/20/15	47,081

Banco de Sabadell, S.A.	JPMorgan Chase Bank	470	3.00(1)	3/20/15	21,672

Erste Group Bank AG	Barclays Bank PLC	470	1.00(1)	3/20/15	(5,424)

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Credit Default Swaps — Buy Protection (continued)

		Notional		Contract		Net
		Amount		Annual		Unrealized
Reference		(000’s		Fixed	Termination	Appreciation
Entity	Counterparty	omitted)		Rate**	Date	(Depreciation)

ING Verzekeringen N.V.	JPMorgan Chase Bank		$470	1.00%(1)	3/20/15	$2,956

Rabobank Nederland N.V.	JPMorgan Chase Bank		470	1.00(1)	3/20/15	1,007

Raiffeisen Zentralbank	Barclays Bank PLC		470	1.00(1)	3/20/15	(6,989)

iTraxx Europe Subordinated Financials 5-Year Index	Bank of America	EUR	1,800	1.00(1)	6/20/15	32,526

iTraxx Europe Subordinated Financials 5-Year Index	JPMorgan Chase Bank	EUR	1,800	1.00(1)	6/20/15	31,573

						$(248,090)

*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At April 30, 2010, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $4,600,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Cross-Currency Swaps

	Notional	Notional
	Amount	Amount
	on Fixed	on Floating
	Rate	Rate
	(Currency	(Currency
	Received)	Delivered)				Net
	(000’s	(000’s	Floating	Fixed	Termination	Unrealized
Counterparty	omitted)	omitted)	Rate	Rate	Date	Depreciation

Bank of America	TRY 6,400	$4,272	3-month USD-LIBOR-BBA	10.03%	11/25/13	$(246,389)

Citigroup Global Markets	TRY 2,367	$1,427	3-month USD-LIBOR-BBA	12.10	2/15/12	(286,838)

Citigroup Global Markets	TRY 1,110	$687	3-month USD-LIBOR-BBA	11.95	2/15/12	(115,057)

Citigroup Global Markets	TRY 3,434	$2,044	3-month USD-LIBOR-BBA	12.46	8/14/13	(637,479)

Citigroup Global Markets	TRY 1,152	$770	3-month USD-LIBOR-BBA	10.05	11/06/13	(47,021)

Credit Suisse First Boston, Inc.	TRY 1,799	$1,039	3-month USD-LIBOR-BBA	12.45	2/15/12	(273,662)

JPMorgan Chase Bank	TRY 26	$18	3-month USD-LIBOR-BBA	10.10	11/06/13	(1,095)

						$(1,607,541)

TRY - New Turkish Lira

The Fund pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Written currency call options activity for the six months ended April 30, 2010 was as follows:

	Principal
	Amount of Contracts	Premiums
	(000’s omitted)	Received

Outstanding, beginning of period	JPY 1,057,000	$135,484
Options expired	JPY (1,057,000)	(135,484)

Outstanding, end of period	—	$—

JPY - Japanese Yen

At April 30, 2010, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Credit Risk: The Fund may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Fund may otherwise invest, or to enhance return.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Foreign Exchange Risk: The Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund may enter into forward foreign currency exchange contracts. The Fund may also enter into such contracts to hedge the currency risk of investments it anticipates purchasing. The Fund may also purchase or write currency option contracts to enhance return.

Interest Rate Risk: The Fund holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against this risk, the Fund may enter into interest rate and cross-currency swap contracts. The Fund may also purchase and sell U.S. Treasury and foreign debt futures contracts to hedge against changes in interest rates.

The Fund enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At April 30, 2010, the fair value of derivatives with credit-related contingent features in a net liability position was $2,168,714. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $1,490,000 at April 30, 2010.

The non-exchange traded derivatives in which the Fund invests, including swap contracts, over-the-counter options and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives. At April 30, 2010, the maximum amount of loss the Fund would incur due to counterparty risk was $3,377,114, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $1,372,187. Such maximum amount would be increased by any unamortized upfront payments made by the Fund. To mitigate this risk, the Fund has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Fund or the counterparty. At April 30, 2010, the maximum amount of loss the Fund would incur due to counterparty risk would be reduced by approximately $2,604,026 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2010 was as follows:

	Fair Value
Statement of Assets		Foreign	Interest
and Liabilities Caption	Credit	Exchange	Rate

Receivable for open and closed forward foreign currency exchange contracts	$—	$2,440,208	$—
Receivable for open swap contracts	936,906	—	—

Total Asset Derivatives	$936,906	$2,440,208	$—

Net unrealized appreciation	$—	$—	$(82,892)*
Payable for open and closed forward foreign currency exchange contracts	—	(1,547,766)	—
Payable for open swap contracts	(1,557,699)	—	(1,695,315)

Total Liability Derivatives	$(1,557,699)	$(1,547,766)	$(1,778,207)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the six months ended April 30, 2010 was as follows:

		Foreign	Interest
Statement of Operations Caption	Credit	Exchange	Rate

Net realized gain (loss) —
Investment transactions	$—	$(222,664)	$—
Financial futures contracts	—	—	(341,022)
Written options	—	135,484	—
Swap contracts	(454,450)	—	(385,281)
Foreign currency and forward foreign currency exchange contract transactions	—	7,047,386	—

Total	$(454,450)	$6,960,206	$(726,303)

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

		Foreign	Interest
Statement of Operations Caption	Credit	Exchange	Rate

Change in unrealized appreciation (depreciation) —
Investments	$—	$112,772	$—
Financial futures contracts	—	—	51,780
Written options	—	(80,177)	—
Swap contracts	294,361	—	(299,592)
Foreign currency and forward foreign currency exchange contracts	—	(184,330)	—

Total	$294,361	$(151,735)	$(247,812)

The average notional amounts of futures contracts, forward foreign currency exchange contracts and swap contracts outstanding during the six months ended April 30, 2010, which is indicative of the volume of these derivative types, were approximately $10,349,000, $136,981,000 and $108,497,000, respectively.

The average principal amount of purchased option contracts outstanding during the six months ended April 30, 2010, which is indicative of the volume of this derivative type, was approximately $11,325,000.

8   Credit Agreement

The Fund has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $125 million for the purchase of investment securities and for temporary or emergency purposes. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, the Fund pays a commitment fee of 0.15% on the borrowing limit. In connection with the renewal of the Agreement on February 5, 2010, the Fund paid an up-front fee of $187,500, which is being amortized to interest expense through February 4, 2011, the termination date of the Agreement. The unamortized balance at April 30, 2010 is approximately $144,000 and is included in prepaid expenses on the Statement of Assets and Liabilities. Also included in interest expense is $33,241 of amortization of previously paid up-front fees related to the period from November 1, 2010 through February 5, 2010 when the Agreement was renewed. The Fund is required to maintain certain net asset levels during the term of the Agreement. At April 30, 2010, the Fund had borrowings outstanding under the Agreement of $110,000,000 at an interest rate of 1.26%. The carrying amount of the borrowings at April 30, 2010 approximated its fair value. For the six months ended April 30, 2010, the average borrowings under the Agreement and the average interest rate were $107,464,088 and 1.10% (annualized), respectively.

9   Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

10   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2010, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Senior Floating-Rate Interests	$—	$164,044,378	$426,079	$164,470,457
Collateralized Mortgage Obligations	—	24,029,199	—	24,029,199
Commercial Mortgage-Backed Securities	—	8,344,250	—	8,344,250
Mortgage Pass-Throughs	—	134,448,969	—	134,448,969
Asset-Backed Securities	—	230,650	—	230,650
Corporate Bonds & Notes	—	833,110	—	833,110
Foreign Corporate Bonds & Notes	—	2,478,685	—	2,478,685
Foreign Government Bonds	—	33,702,120	882,283	34,584,403
Common Stocks	60,436	1,434,085	671,914	2,166,435
Warrants	—	—	10,416	10,416
Short-Term – Foreign Government Securities	—	70,889,936	—	70,889,936
Short-Term – Other Securities	—	9,896,748	—	9,896,748

Total Investments	$60,436	$450,332,130	$1,990,692	$452,383,258

Forward Foreign Currency Exchange Contracts	$—	$2,440,208	$—	$2,440,208
Swap Contracts	—	936,906	—	936,906

Total	$60,436	$453,709,244	$1,990,692	$455,760,372

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,547,766)	$—	$(1,547,766)
Futures Contracts	(82,892)	—	—	(82,892)
Swap Contracts	—	(3,253,014)	—	(3,253,014)

Total	$(82,892)	$(4,800,780)	$—	$(4,883,672)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in
	Senior	Investments in
	Floating-	Foreign	Investments in
	Rate	Government	Common	Investment in
	Interests	Bonds	Stocks	Warrants	Total

Balance as of October 31, 2009	$473,504	$711,596	$12,402	$—	$1,197,502
Realized gains (losses)	(323,555)	—	—	—	(323,555)
Change in net unrealized appreciation (depreciation)*	224,340	170,687	14,978	0	410,005
Net purchases (sales)	51,289	—	644,534	10,416	706,239
Accrued discount (premium)	501	—	—	—	501
Net transfers to (from) Level 3	—	—	—	—	—

Balance as of April 30, 2010	$426,079	$882,283	$671,914	$10,416	$1,990,692

Change in net unrealized appreciation (depreciation) on investments still held as of April 30, 2010 *	$—	$170,687	$14,978	$—	$185,665

*	Amount is included in the related amount on investments in the Statement of Operations.

Eaton Vance Short Duration Diversified Income Fund

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on February 26, 2010. The following action was taken by the shareholders:

Item 1: The election of William H. Park, Ronald A. Pearlman and Heidi L. Steiger as Class II Trustees of the Fund for a three-year term expiring in 2013.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

William H. Park	14,642,704	1,815,484
Ronald A. Pearlman	14,629,156	1,829,032
Heidi L. Steiger	14,629,925	1,828,263

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Short Duration Diversified Income Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in senior, secured floating rate loans, foreign debt obligations, including debt of emerging market issuers, and mortgage-backed securities. The Board considered the Adviser’s in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices.

The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). The Board noted the nature of the management fees which are charged on total leveraged assets, and its relationship to the investment objectives of the Fund. The Board concluded that the fees were appropriate in light of the manner in which the leverage will be used by the Adviser in managing the Fund.

As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level. The Board noted the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected to the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Short Duration Diversified Income Fund

OFFICERS AND TRUSTEES

Officers
Payson F. Swaffield
President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Christine M. Johnston
Vice President

Catherine C. McDermott
Vice President

Scott H. Page
Vice President

Susan Schiff
Vice President

Mark S. Venezia
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of April 30, 2010, our records indicate that there are 35 registered shareholders and approximately 14,332 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVG.

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Investment Adviser and Administrator of
Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Short Duration Diversified Income Fund
Two International Place
Boston, MA 02110

2319-6/10	CE-SDDISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
Not required in this filing.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Contract Review Committee except as contemplated under the Fund Policy. The Board’s Contract Review Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Contract Review Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Payson F. Swaffield Payson F. Swaffield President

Date:	June 08, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell Treasurer

Date:	June 08, 2010

By:	/s/ Payson F. Swaffield Payson F. Swaffield President

Date:	June 08, 2010